Exhibit  99.1

                 FINANCIAL STATEMENTS OF  DCM ENTERPRISES, INC.
                     FINANCIAL STATEMENTS TABLE OF CONTENTS

                                                             PAGE



REPORT ON REVIEW BY INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT     7

  BALANCE SHEETS
  AS OF AUGUST 15, 2003 AND DECEMBER 31, 2002 . . . . . . .     8


  STATEMENT OF OPERATIONS
FROM JANUARY 1 TO AUGUST 15, ENDED 2003 AND 2002. . . . . .     9


  STATEMENT OF CASH FLOWS
  FROM JANUARY 1 TO AUGUST 15, ENDED 2003 AND 2002. . . . .    10


  NOTES TO FINANCIAL STATEMENTS . . . . . . . . . . . . . .    11



           REPORT ON REVIEW BY INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


To  the  Board  of  Directors
DCM  Enterprises,  Inc.
Las  Vegas,  Nevada

We have reviewed the accompanying balance sheet of DCM Enterprises, Inc. as of August 15, 2003 and the related statements of operations for the seven and a half period ended August 15, 2003 and 2002, and the cash flows for the seven and a half months ended August 15, 2003 and 2002. These financial statements are the responsibility of the Company's management.

We conducted our reviews in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with U.S. generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying financial statements for them to be in conformity with U.S. generally accepted accounting principles.

We have previously audited, in accordance with U.S. generally accepted auditing standards, the balance sheet as of December 31, 2002, and the related statements of operations, stockholders' equity and cash flows for the year then ended (not presented herein). In our previous report, we expressed an unqualified opinion on those financial statements. In our opinion, the information set forth in the accompanying balance sheet as of August 15, 2003 is fairly stated in all material respects in relation to the balance sheet from which it has been derived.



/s/  Henry  Schiffer
Henry  Schiffer
Dated:  August  28,  2003

                              DCM ENTERPRISES, INC.
                                  BALANCE SHEET

                                    UNAUDITED

                                           August  15           December  31
                                              2003                  2002
                                         --------------       --------------
ASSETS

CURRENT  ASSETS
     Cash and cash equivalents           $           0        $           0
     Accounts  Receivable                       40,165                    0
     Inventories                                     0                    0
                                         --------------       --------------

          Total  current  assets         $      40,165        $           0

FIXED  ASSETS
     Machine  and  Equipment                   746,486                    0
     Computers,  Furniture,  Equip.             30,970               30,970
     Accumulated  Depreciation                 (27,635)             (21,260)
                                         --------------       --------------

          Total  fixed  assets           $     767,719        $       9,710

     Total Assets                        $     807,884        $       9,710
                                         ===============      ==============

LIABILITIES  AND  SHAREHOLDERS'  EQUITY

CURRENT  LIABILITIES

     Accounts  Payable                   $     165,012                    0
     Current  Portion of long Term Debt         31,000        $           0
                                         --------------       --------------

     Total  Current  Liabilities         $     196,012        $           0

     Long  Term  Debt                    $     279,000        $           0
                                         --------------       --------------

          Total  Long  Term  Debt        $     279,000        $           0

          Total  liabilities             $     475,012        $           0
                                         ===============      ==============

SHAREHOLDERS'  EQUITY
     Common  shares, $.001 par value,
        200,000,000 shares  authorized   $       6,066        $      26,066
        Issued and outstanding as of
        August 15, 2003 and Dec. 31 2002
        respectively 6,065,965 and
        26,065,965  shares
     Preferred Shares 11,507 issued
        and  outstanding as of June  30,
        2003                                        12                    0
     Paid-in  capital                          499,462              149,937
     Retained  Earnings                       (172,668)            (166,293)
                                         --------------       --------------

          Total  shareholders'  equity     $   332,872       $        9,710

     Total  Liabilities  &  Equity         $   807,884       $        9,710
                                         ===============      ==============

    The accompanying notes are an integral part of these financial statements

                              DCM ENTERPRISES, INC
                             STATEMENT OF OPERATIONS

                                    UNAUDITED

                                           August  15           August  15
                                              2003                 2002
                                         --------------       --------------
REVENUES:
                                         $           0        $           0
     Returns                                         0                    0
                                         --------------       --------------
     Total  Revenues                     $           0        $           0

     Cost  of Goods                                  0                    0
                                         --------------       --------------
     Gross  Profit                       $           0        $           0

OPERATING  COSTS  AND  EXPENSES:

     General  and  administrative        $      25,372        $           0
     Accumulated  Depreciation                   6,375                6,375
                                         --------------       --------------

     Total  operating  expenses          $      31,747        $       6,375


TOTAL  NET  INCOME  (LOSS):
     Net  Income  (Loss)                 $     (31,747)       $      (6,375)
                                         ==============       ==============

    The accompanying notes are an integral part of these financial statements

                              DCM ENTERPRISES, INC
                             STATEMENT OF CASH FLOWS

                                    UNAUDITED

                                           August  15           August  15
                                              2003                 2002
                                         --------------       --------------

OPERATING  ACTIVITIES

     Net  Income  (loss)                 $     (31,747)       $           0
     Cash (used in) provided by
     operating activities
          Depreciation                           6,375                6,375
     Changes in operating assets
     and  liabilities:
          Accounts  receivable                 (40,165)                   0
          Inventories                                0                    0
          Prepaid  expenses  and  other              0                    0
          Accounts  payable                    165,012                    0
          Current  Portion  of  Long  Term      31,000                    0
          Other                                      0              (13,286)

     Net cash provided by operating
     activities                                130,475               (6.911)
                                         --------------       --------------

INVESTING  ACTIVITIES

          Purchase  of  Property  and  equipment

      Net cash used in investing
      activities                                     0                    0
                                         ==============       ==============

FINANCING  ACTIVITIES

          Paid  in  Capital                   (110,475)               4,911
          Repayment  of  Debt                        0
          Issuance (cancellation) of stock     (20,000)               2,000

      Net  cash  provided  by  financing
      Activities                              (130,475)               6,911
                                         --------------       --------------

     Net increase (decrease) in cash
     and cash  equivalents                           0                    0
                                         ==============       ==============


     Beginning  of  period                           0                    0
                                         --------------       --------------

     End  of  period                     $           0        $           0
                                         ==============       ==============

    The accompanying notes are an integral part of these financial statements

                              DCM ENTERPRISES, INC
                          NOTES TO FINANCIAL STATEMENTS

Note  1          Summary  of  significant  Accounting  Policies

This summary of significant accounting policies of DCM Enterprises, Inc. (the Company) is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management, which is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

(a)     Organization  and  Business  Activities

The Company was incorporated under the laws of the State of Nevada on September 30, 1996. The main business activity of "The Company " is a management and investment holding company. In June of 2002 the Company acquired Ace Optics for $2,000,000 (2,000,000 shares) of Company stock.

Ace Optic began operations as Sunglasscentral.com in 1997 being one of the first large scale retail sunglass websites on the Internet. Ace Optics received over 120,000 unique visitors per month producing sunglass revenues in excess of 60,000 per month. Ace Optics represented over 35 different prescriptions and non-prescription eyewear manufactures. Ace Optics operated a storefront in Mississippi, and sold its products over the Internet until it ceased operations in October 2002.

In June 2002 Ace Optics started a colligate line of Sunglasses and was in the process of obtaining approvals from the Colleges and Universities to distribute these products.

In August 2002, Mr. Whitley demanded the issuance of 550,000 shares of restricted CRT stock and 50,000 shares of free trading CRT stock. This request was rejected. Mr. Whitley then in October 2002, of his own volition ceased the operation of Ace Optics and refused to turn over the books, records, inventory and equipment that belong to the Company. His actions have caused the principal business of the Company to cease operations. Mr. Whitley's refusal to turn over the books and records prevented the Company from the documentation necessary to file an accurate financial report for this quarter. The Company at this time does not have a viable business and is no longer a going concern. The Company has filed suit against Mr. Whitley, seeking the return of all items in his possession and or control that belong to the Company.

A revised 10 Q will be filed once the information is obtained from Mr. Whitley or through direct documentation from suppliers; credit card companies the banks and others.

In December of 2002 the Company entered into a Collateral Loan Agreement (the "Loan Agreement") with Mercatus Partners Limited, a UK corporation (Mercatus), pursuant to which Mercatus has agreed to provide the Company with loans in an amount of up to 20% of the Final Market Value (as such term is defined in the Loan Agreement) of certain restricted shares of our preferred stock were issued by the Company in the name of Mercatus to secure the obligations under the loans (the "Stock"). The loans are payable to the Company within 10 days of delivery of the Stock and related loan documents.

Loans under the Loan Agreement are evidenced by the promissory Notes payable to Mercatus and are secured by the 20,000,000 Shares of Common Stock. The interest rate on the loans will be set at 5.5%.

In May 2003 Company was notified that the funding would be delayed till the end of this quarter ending June 30, 2003. The Company was requested to issue preferred stock for the loan collateral instead of the common stock. Pursuant to that request the Company issued 11,507 shares preferred stock, the 20,000,000 shares of common stock were to be returned to the treasury.

In August 2003 the loan had not funded and the 20,000,000 shares were not returned. The company has notified Mercatus that those shares, which were restricted, will now have a stop placed on them and the shares will then be cancelled. The shares were canceled August 22, 2003.

The Company recently acquired Alpha Tooling, Inc. (Alpha) in an asset purchase. The asset was acquired from the stockholders that acquired Alpha Tooling, Inc. as per agreement with the company that sold it Ace Optics, Inc. Alpha ceased operations after the death of the previous owner, which operated the business for over 30 years. Alpha is located at 15100 Radius Rd., Santa Fe Springs California. The Company manufactures tool and dies. Its primarily area of expertise is in the supplying the aluminum industry with specialty dies tools and fixtures. The Company is in the process of obtaining a proprietary product that it can manufacture and sell to distributors and retail outlets.


(b)     Annual  Year

The  Company  operates  on  a  December  31st  annual  year-end.

(c)     Basis  of  Accounting

The accompanying financial statements have been prepared on the accrual basis of accounting in accordance with generally accepted accounting principles.

(d)     Net  earning  (loss)  per  share

Basic and diluted net loss per share information is presented under the requirements of SFAS No. 128, Earnings per Share. Basic net loss per share is computed by dividing net loss by the weighted average number of shares of common stock outstanding for the period, less shares subject to repurchase.

Diluted net loss per share reflects the potential dilution of securities by adding other common stock equivalents, including stock options, shares subject to repurchase, warrants and convertible preferred stock, in the weighted-average number of common shares outstanding for a period, if dilutive. Allotentially dilutive securities have been excluded from computation, as their effect is anti-dilutive.

(e)     Fair  Value  of  Financial  Instruments

The carrying amount of advances for shareholders is considered to be representative of its respective fair value because of the short-term nature of these financial instruments.

(f)     Income  Taxes

The Company accounts for income taxes under SFAS No. 109, which requires the asset and liability approach to accounting for income taxes. Under this method, deferred tax assets and liabilities are measured based on differences between financial reporting and tax bases of assets and liabilities measured using enacted tax rates and laws that are expected to be in effect when differences are expected to reverse

(g)     Cash  and  Cash  Equivalents

For purposes of the statement of cash flows, the Company considered all cash and other highly liquid investments with initial maturities of three months or less to be cash equivalents.

(h)     Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

(i)     Subsequent  Events

 In December of 2002 the Company entered into a Collateral Loan Agreement (the "Loan Agreement") with Mercatus Partners Limited, a UK corporation (Mercatus), pursuant to which Mercatus has agreed to provide the Company with loans in an amount of up to 20% of the Final Market Value (as such term is defined in the Loan Agreement) of certain restricted shares of our preferred stock were issued by the Company in the name of Mercatus to secure the obligations under the loans (the "Stock"). The loans are payable to the Company within 10 days of delivery of the Stock and related loan documents.

Loans under the Loan Agreement are evidenced by the promissory Notes payable to Mercatus and are secured by the 20,000,000 Shares of Common Stock. The interest rate on the loans will be set at 5.5%.

Except as otherwise provided in the Loan Agreement, the Stock shall be held as collateral by Mercatus at all times there remains principal or interest owing to Mercatus under the promissory notes. Other than as specifically set forth in the Loan Agreement, the Stock may not be sold, hypothecated, assigned, transferred, or otherwise encumbered. In the event of a default under the Loan Agreement, however, Mercatus may thereafter sell, assign, hypothecate or otherwise dispose of the Stock. Under such circumstances, Mercatus assumes no responsibility for the amount of proceeds it may receive upon such disposition of the Stock. Any proceeds received by Mercatus in excess of the default amount plus reasonable attorney's fees, if any, and related costs of disposition will be returned to the Company. In the event of a default by the Company, the Company has further agreed to take all reasonable steps to register the Stock for resale by Mercatus. A default by the Company under the Loan Agreement can be expected to have a materially adverse effect on the price of the Company's common stock.

The initial term of the loan is 5 years, with interest-only payments for the first year of the loan. Upon payment in full of all interest and principal due under the loan, the Stock will be returned to us for cancellation. During the term of the loan Mercatus will provide a voting proxy with respect to the Stock to a person designated by the Company. In the event of a default however, the proxy shall be deemed null and void.

 In connection with the Loan Agreement, in December 2002 the Company delivered 20,000,000 shares of restricted common stock to Mercatus. The Company expects delivery of the funds by April 30, 2003.

In May 2003 Company was notified that the funding would be delayed till the end of this quarter ending June 30, 2003. The Company was requested to issue preferred stock for the loan collateral instead of the common stock. Pursuant to that request the Company issued 11,507 shares preferred stock, the 20,000,000 shares of common stock were to be returned to the treasury.

As of the date of this report the loan has not funded and the 20,000,000 shares were not returned. The company has notified Mercatus that those shares, which were restricted, are now cancelled.

The maximum loan amount would be $9,000,000 with approximate net proceeds of $7,900,000.

Note  2          Capital  Stock  Transactions:

The authorized capital common stock is 200,000,000 shares of common stock at $.001 par value. The Company has issued 6,065,965 of common stock. The Company has issued 11,507 shares of preferred stock.

In August 2003 the 20,000,000 shares that were issued to Mercatus were canceled.

During  the  Quarter  ended  June  30,  2003  the  following shares were issued;

In May 2003 Company was notified that the funding of the Mercatus loan (See Note 1(h) for details) would be delayed till the end of this quarter ending June 30, 2003. The Company was requested to issue preferred stock for the loan collateral instead of the common stock. Pursuant to that request the Company issued 11,507 shares preferred stock, the 20,000,000 shares of common stock were to be returned to the treasury.

During  the  Quarter  ended  March  31,  2003  no  shares  were  issued.

Before  the  end  of  the  year  the  following  Stock  Issuance  occurred:

In  December  the  Company  issued  the  following  shares;

20,000,000 shares of restricted as per rule 144 for collateral of the loan as per agreement for the loan from Mercatus & Partners LTD (see Note 1 (h) above for details), if the transaction doesn't close the issued shares will be returned to the treasury.

1,612,337 shares of restricted shares as per rule 144 were issued as part of the loan fees for the Mercatus & Partners loan transaction listed. These shares will be returned to the treasury if the loan does not close.

In July after the date of the stock reverse 2,000,000 shares were issued for the acquisition of Ace Optics from Internet Business's International this increased the number of issued shares to 4,453,628.

The Company issued $300,000 worth of stock based upon a value of $8.00 per share to settle the judgment against the Company. These shares were issued post-stock reverse.

In July of 2002 a Stock Reverse of three shares for one share reverse became effective. This reduced the issued and outstanding to 2,453,628.

Note  3          Going  Concern:

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles; at present the Company is not a going concern.

The Companies recent acquisition is a startup company and will require capital to begin marketing its services to other companies. If the Company is unable to raise the required capital then it is doubtful that the Company will continue in existence.

Note  4          Legal  Proceedings

The Company filed a complaint against Wade Whitely captioned "CRT vs. Whitley" in Federal District Court of Nevada, for Conversion, Fraud, Conspiracy, Defamations, Unjust Enrichment, and Equitable Accountings. In August 2002, Mr. Whitley demanded the issuance of 550,000 shares of restricted CRT stock and 50,000 shares of free trading CRT stock. This request was rejected. Mr. Whitley then in October 2002, of his own volition ceased the operation of Ace Optics and refused to turn over the books, records, inventory and equipment that belong to the Company. His actions have caused the principal business of the Company to cease operations. Mr. Whitley's refusal to turn over the books and records prohibits the Company from the documentation necessary to file an accurate financial report for this quarter. The Company at this time does not have a viable business and is no longer a going concern. This suit was filed before was filed before the Company changed its name.

The Company was one of seven defendants in a lawsuit in that judgment was rendered against the defendants in the amount of $10,036,701.00. The Company has settled this action and issued $300,000 worth of Company restricted stock as per rule 144. The Plaintiffs therefore filed a satisfaction of judgment and a full release of Company.